UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2022

PTC THERAPEUTICS, INC.

(Exact Name of Company as Specified in Charter)

Delaware	001-35969	04-3416587
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

100 Corporate Court
South Plainfield, NJ	07080
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 222-7000

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	PTCT	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

PTC Therapeutics, Inc. (the “Company”) held its Annual Meeting on June 8, 2022 (the “Annual Meeting”). At the Annual Meeting, the stockholders of the Company approved an amendment and restatement of the Company’s 2013 Long-Term Incentive Plan (the “Plan,” and the Plan as so amended, the “Restated Plan”). The Restated Plan includes the following material changes to the Plan: (i) the Restated Plan eliminates the evergreen feature that historically provided for an annual increase in the Plan’s share reserve, (ii) the Restated Plan increases the number of shares of our common stock available for issuance under the Plan by 8,475,000 shares, subject to adjustment in the event of stock splits and other similar events, (iii) the Restated Plan newly prohibits the repricing of options and stock appreciation rights (“SARs”) without stockholder approval, (iv) the Restated Plan newly permits the recycling of shares withheld to cover the exercise price or withholding taxes with respect to awards and would deplete the share pool only by shares actually used to settle SARs, (v) under the Restated Plan, the sum of all cash retainers and the reported value of equity compensation provided to the pool of all incumbent non-employee directors for their Board of Directors (the “Board”) service in a given year may not exceed an amount equal to one tenth of one percent (0.1%) of the Company’s weighted average market capitalization for the prior three years (measured on an annual basis) times the number of incumbent non-employee directors; notwithstanding the foregoing, during their first year of service on the Board, newly-appointed or elected non-employee directors will not be included in the foregoing calculation in the year of their appointment and may receive a combination of cash retainers and equity compensation in connection with their initial appointment or election to the Board of up to two (2) times the average incumbent director compensation, (vi) the Restated Plan newly requires recipients of awards from and after June 8, 2022 to agree, upon receipt of an award, to be bound by any clawback policy that we have in effect or may adopt in the future, (vii) the Restated Plan newly requires that awards to non-employee directors must be granted and administered by a committee of the Board, all of the members of which are independent directors as defined by Nasdaq Marketplace Rules, (viii) the Restated Plan newly prohibits the grant of options and SARs with a provision entitling the award holder to the automatic grant of additional options or SARs in connection with any exercise of the original option or SAR, (ix) the Restated Plan newly prohibits the grant of options or SARs that provide for the payment or accrual of dividend equivalents, (x) the Restated Plan newly requires that any dividends or dividend equivalents paid with respect to restricted stock, restricted stock units or other stock-based awards must be subject to the same restrictions on transfer and forfeitability as the award with respect to which it is paid and (xi) the term of the Restated Plan will expire on June 7, 2032, unless extended by stockholder approval in the future, while the Plan was set to expire on June 3, 2023.

The foregoing summary of the Restated Plan is qualified in its entirety by reference to the full text of the Restated Plan, which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The final results for the votes regarding each proposal at the Annual Meeting are set forth below. As of the record date of the Annual Meeting, April 14, 2022, there were 71,360,039 shares of the Company’s common stock outstanding. Each share of common stock entitled its holder to one vote per share.

The stockholders of the Company elected four Class III directors, each to hold office until the Company’s 2025 annual meeting of stockholders or until his or her successor has been duly elected and qualified, as follows:

Director	For	Withheld	Broker Non-Votes
Allan Jacobson	60,959,512	4,030,869	2,387,625
David P. Southwell	54,623,562	10,366,819	2,387,625
Dawn Svoronos	45,974,645	19,015,736	2,387,625
Alethia Young	64,875,171	115,210	2,387,625

An amendment and restatement to the Company’s 2013 Long-Term Incentive Plan was approved by the Company’s stockholders with 52,087,644 votes “For,” 12,841,178 votes “Against,” 61,559 votes “Abstained,” and 2,387,625 broker non-votes.

The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 was ratified by the Company’s stockholders with 66,988,350 votes “For,” 373,566 votes “Against,” and 16,090 votes “Abstained.”

The non-binding advisory proposal on named executive officer compensation was approved by the Company’s stockholders with 63,004,106 votes “For,” 1,917,418 votes “Against,” 68,857 votes “Abstained,” and 2,387,625 broker non-votes.

The non-binding advisory proposal on the frequency of the advisory vote to approve named executive officer compensation was selected to be “1 Year” by the Company’s stockholders with 64,938,771 votes for “1 Year,” 1,848 votes for “2 Years,” 11,623 votes for “3 Years,” 38,139 votes “Abstained,” and 2,387,625 broker non-votes.

After taking into consideration the foregoing voting results and the Board’s prior recommendation in favor of an annual advisory vote by stockholders on the compensation of the Company’s named executive officers, the Board has determined to hold future advisory votes on the compensation of the Company’s named executive officers every year.

Item 7.01. Regulation FD Disclosure.

The Company will present a company overview at the William Blair 42nd Annual Growth Stock Conference (the “Conference”) on June 9, 2022 at 2:20 PM eastern time. The Company’s corporate presentation will be webcast live on the Events and Presentations page under the Investors section of the Company’s website and the presentation slide deck will be posted in the same section of the Company’s website. A copy of the slide deck is also attached to this Current Report on Form 8-K (this “Report”) as Exhibit 99.1 and is incorporated by reference into this Item 7.01.

The information set forth in or incorporated by reference into Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing. All website addresses given in this Report or incorporated herein by reference are for information only and are not intended to be an active link or to incorporate any website information into this Report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	PTC Therapeutics, Inc. Amended and Restated 2013 Long-Term Incentive Plan
99.1	Corporate Presentation – William Blair 42nd Annual Growth Stock Conference
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PTC Therapeutics, Inc.

Date: June 9, 2022	By:	/s/ Emily Hill
	Name:	Emily Hill
	Title:	Chief Financial Officer